Bridge Builder Small/Mid Cap Growth Fund

Summary Prospectus

Ticker: BBGSX	October 28, 2019

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2019, are incorporated by reference into this Summary Prospectus.

Beginning on February 22, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your Edward Jones financial advisor or from the Fund. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Edward Jones clients investing in the Fund through Edward Jones Advisory Solutions® may elect to receive shareholder reports and other communications from the Fund electronically by contacting their Edward Jones financial advisor. If you are one of the few direct Fund investors, you may elect to receive shareholder reports and other communications from the Fund electronically by sending an email request to bridgebuilder30e3@edwardjones.com.

You may elect to receive all future reports in paper free of charge. If you are an Edward Jones client investing in the Fund through Edward Jones Advisory Solutions®, you should contact your Edward Jones financial advisor to request that you continue to receive paper copies of your shareholder reports, and your election to receive reports in paper will apply to all funds held within your Edward Jones account, including the Bridge Builder Mutual Funds. If you are one of the few direct Fund investors, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by sending an email request to bridgebuilder30e3@edwardjones.com, and your election to receive reports in paper will apply only to all of the Bridge Builder Mutual Funds.

This page intentionally left blank.

Investment Objective

The investment objective of Bridge Builder Small/Mid Cap Growth Fund (the “Fund” or the “Small/Mid Cap Growth Fund”) is to provide capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.64%
Distribution and Service (12b-1) Fees	None

Other Expenses(2)	0.03%
Total Annual Fund Operating Expenses	0.67%

Less Waivers(1)	(0.28)%
Net Annual Fund Operating Expenses	0.39%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2020 to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers. This contractual agreement may only be changed or eliminated before October 28, 2020 with the approval of the Board of Trustees (the “Board”). Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2020). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$40	$186	$345	$808

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of small and mid capitalization companies and other instruments, such as certain investment companies (see below), that seek to track the performance of securities of small and mid capitalization companies. The Fund defines small and mid capitalization companies as companies whose market capitalizations at the time of purchase typically fall within the range of the Russell MidCap® Index and the Russell 2000® Index (as of July 1, 2019, companies with capitalizations less than approximately $35.5 billion). The market capitalization of the companies included in the Russell MidCap® Index and the Russell 2000® Index will change with market conditions. While the Fund primarily invests in equity securities of small and mid capitalization companies, it may also invest in securities of large capitalization companies. The Fund may invest in securities issued by U.S. and foreign entities. The Fund may invest in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund may also invest in other investment companies, including other open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment objective. The Fund may also invest a portion of its assets in futures. The Fund may also invest a portion of its assets in securities of real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time to time, the Fund may also focus its investments in a particular sector, such as the information technology and healthcare sectors. The Fund follows an investing style that favors growth investments.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, or when a Sub-adviser believes it would be appropriate to do so in order to readjust the asset allocation of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets to allocate to each Sub-adviser. The Adviser may allocate Fund assets for each investment strategy to the following Sub-advisers: BlackRock Investment Management, LLC (“BlackRock”); Champlain Investment Partners, LLC (“Champlain”); ClearBridge Investments, LLC (“ClearBridge”); Eagle Asset Management, Inc. (“Eagle”); and Stephens Investment Management Group, LLC (“SIMG”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of the Sub-advisers. Below is a summary of each Sub-adviser’s principal investment strategies.

BlackRock’s Principal Investment Strategies

BlackRock invests in equity securities with the objective of approximating as closely as practicable the capitalization weighted total rate of return of the segments of the United States market for publicly traded equity securities as represented by the Russell Midcap® Growth Index, which tracks the performance of mid capitalization companies, and the Russell 2000® Growth Index, which tracks the performance of small capitalization companies.

Champlain’s Principal Investment Strategies

Champlain principally invests in equity securities of medium capitalization companies. Champlain seeks capital appreciation by investing in companies that it believes have strong long-term fundamentals, superior capital appreciation potential, and attractive valuations. Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of mid-sized companies that trade at a discount to their estimated or intrinsic fair values.

ClearBridge’s Principal Investment Strategies

ClearBridge principally invests in the equity securities of mid capitalization companies or other investments with similar economic characteristics.

ClearBridge seeks to identify companies with superior prospects for capital appreciation through fundamental analysis. It normally invests in stocks selected for their long-term growth potential. ClearBridge conducts bottom-up, fundamental research to invest in a focused portfolio that includes those stocks in which it has the greatest conviction. In selecting individual companies for investment, ClearBridge looks for attractive valuations, favorable growth and attractive risk/reward profiles, and strong free cash flow and balance sheets.

Eagle’s Principal Investment Strategies

During normal market conditions, Eagle primarily invests in the equity securities of small capitalization companies. When making investment decisions, Eagle generally focuses on investing in the securities of small capitalization companies that demonstrate growth potential at a price that does not appear to reflect the company’s true underlying value. Eagle uses a three-pronged investment philosophy when evaluating potential additions to the portfolio – quality, valuation, and balance. Eagle seeks quality by investing in companies with superior cash-flow generation, management teams with a successful record of business strategy execution, sustainable growth, and a defensive business model. It seeks attractive valuation using market fluctuations as opportunistic entry points. Finally, it attempts to balance the allocated portion of the Fund’s portfolio through sector-weight policies that provide diversification across major economic sectors.

SIMG’s Principal Investment Strategies

SIMG evaluates and selects securities of both mid capitalization and small capitalization companies. When making its investment decisions, SIMG employs a disciplined, bottom-up investment selection process that combines rigorous fundamental analysis with quantitative screening in an effort to identify companies that exhibit potential for superior earnings growth that is unrecognized by the markets. SIMG has two screens—one for core growth stocks and one for catalyst stocks. Core growth stocks have strong growth franchises, recurring revenue, and above-average growth rates; catalyst stocks, in comparison, are experiencing change that could lead to accelerated earnings growth.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. The principal risks affecting the Fund that can cause a decline in value (in alphabetical order after the first five risks) are:

●

Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance, including regulatory events, inflation, interest rates, terrorism, and natural disasters.

●

Equity Risk. The value of equity securities will rise and fall over short or extended periods of time in response to the activities of the company that issued them, general market conditions, and/or economic conditions.

●	Active Management Risk. A significant portion of the Fund is actively managed with discretion and may underperform market indices or other mutual funds with similar investment.

●

Smaller Company Risk. Investments in smaller capitalization companies (including medium capitalization and small capitalization companies) may have greater risks, as these companies may have less operating history, narrower product or customer markets, and fewer managerial and financial resources than more established companies. Smaller capitalization stocks may be more volatile and have less liquidity.

●

Growth Style Risk. The Fund is managed primarily in a growth investment style. Growth stocks can perform differently from the market as a whole and other types of stocks and may underperform other types of investments or investment styles, as different market styles tend to shift in and out of favor depending upon market conditions and other factors. Growth stocks are stocks of companies expected to increase revenues and earnings at a faster rate than their peers.

●

American Depositary Receipts or Global Depositary Receipts Risk. ADRs and GDRs have the same currency and economic risks as the underlying non-U.S. securities they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies.

●

Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

●

Currency Risk. As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, adversely affecting the value of the Fund.

●

Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

●

Foreign Securities Risk. The risks of investing in foreign securities can increase the potential for losses in the Fund and may include currency risk, political and economic instability, additional or fewer government regulations, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive investors, and less stringent regulation of securities markets.

●

Investment Company and Exchange Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

●

Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives and strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

●

Larger Company Risk. Larger capitalization companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●

Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities, or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

●

Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub-advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

●

Passive Management Risk. Because the portion of the Fund allocated to BlackRock is managed so that its total return closely corresponds with that of the Russell Midcap® Growth Index and the Russell 2000® Growth Index, the Fund faces a risk of poor performance if either index declines generally or performs poorly relative to other U.S. equity indexes or individual stocks, the stocks of companies which comprise either index fall out of favor with investors, or an adverse company specific event, such as an unfavorable earnings report, negatively affects the stock price of one of the larger companies in either index.

●	Real Estate Investment Trusts Risk. REITs may be affected by changes in the value of the underlying properties owned by the REITs and by the quality of tenants’ credit.

●

Redemption Risk. The Fund may experience losses when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions.

●

Regulatory and Judicial Risk. The regulation of security transactions in the United States is a rapidly changing area of law. Securities markets are subject to legislative, regulatory, and judicial actions which could have a substantial adverse effect on the Fund’s performance.

●

Sector Focus Risk. Because the Fund may invest a significant portion of its assets in a particular sector, such as the information technology and healthcare sectors, the Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one year and since inception compared to that of a broad measure of market performance. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in Edward Jones Advisory Solutions® (“Advisory Solutions”). See the Fund’s website www.bridgebuildermutualfunds.com for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended September 30, 2018)	7.84%
Lowest (quarter ended December 31, 2018)	-15.86%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/19 to 9/30/19 was 20.38%.

Average Annual Total Return as of December 31, 2018
	1 Year	Since Inception (4/27/15)
Return Before Taxes	-2.10%	6.21%
Return After Taxes on Distributions	-3.53%	5.65%
Return After Taxes on Distributions and Sale of Fund Shares	-0.38%	4.77%
Russell 2500® Growth Index (reflects no deduction for fees, expenses or taxes)	-7.47%	4.36%

The Russell 2500® Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500® Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser may allocate Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

BlackRock

Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Alan Mason	Managing Director, Portfolio Manager	Since Inception
Greg Savage	Managing Director, Portfolio Manager	Since Inception
Rachel M. Aguirre	Managing Director, Senior Portfolio Manager	Since April 2016
Amy Whitelaw Jennifer Hsui	Managing Director, Portfolio Manager Managing Director, Senior Portfolio Manager	Since October 2019 Since October 2019

Champlain

Portfolio Manager	Position with Champlain	Length of Service to the Fund
Scott Brayman	Chief Investment Officer and Managing Partner	Since Inception
Corey Bronner, CFA	Analyst and Partner	Since October 2017
Joseph Caligiuri, CFA	Analyst and Partner	Since October 2017
Joseph Farley	Analyst and Partner	Since October 2017
Robert Hallisey	Analyst and Partner	Since October 2017

ClearBridge

Portfolio Managers	Position with ClearBridge	Length of Service to the Fund
Brian Angerame	Managing Director, Portfolio Manager	Since Inception
Derek Deutsch, CFA	Managing Director, Portfolio Manager	Since Inception
Aram Green	Managing Director, Portfolio Manager	Since Inception
Jeffrey Russell, CFA	Managing Director, Portfolio Manager	Since Inception

Eagle

Portfolio Managers	Position with Eagle	Length of Service to the Fund
Betsy Pecor	Portfolio Manager	Since Inception
Matt McGeary	Portfolio Manager	Since Inception

SIMG

Portfolio Manager	Position with SIMG	Length of Service to the Fund
Ryan Crane, CFA	Chief Investment Officer	Since August 2015

Purchase and Sale of Fund Shares

Fund shares are currently available exclusively to investors participating in Advisory Solutions, an investment advisory program or asset-based fee program sponsored by Edward D. Jones & Co., L.P. (“Edward Jones”). Therefore, you may purchase and sell or redeem Fund shares only from Edward Jones through Advisory Solutions. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund’s distributions will normally be taxed as ordinary income or capital gains. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.